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                                                                     Exhibit 4.2

                       SPECIMEN COMMON STOCK CERTIFICATE

NUMBER                                                                    SHARES
_________C


                      STONE ARCADE ACQUISITION CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                      CUSIP

IS THE OWNER OF



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                       $.0001 EACH OF THE COMMON STOCK OF

                      STONE ARCADE ACQUISITION CORPORATION


  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
           Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of
                         its duly authorized officers.

     Dated:



___________________________________    ________________________________________
CHAIRMAN                               SECRETARY

                      STONE ARCADE ACQUISITION CORPORATION
                                   CORPORATE
                                   SEAL 2005
                                    DELAWARE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -  as tenants in common
     TEN ENT  -  as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

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UNIF GIFT MIN ACT - __________   Custodian __________
                      (Cust)                (Minor)
                      under Uniform Gifts to Minors
                      Act ___________________________
                                   (State)



    Additional Abbreviations may also be used though not in the above list.

                      STONE ARCADE ACQUISITION CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
             OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

_________________________________


______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated ________________________
                                  _____________________________________________
                                  NOTICE: The signature to this assignment must
                                          correspond with the name as written
                                          upon the face of the certificate in
                                          every particular, without alteration
                                          or enlargement or any change whatever.

                                       2
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Signature(s) Guaranteed

_____________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.

                                       3